UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 2, 2017

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-15226 (Commission File Number)	98-0355077 (IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☑		Accelerated filer	☐

Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

			Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders held on May 2, 2017, the shareholders of Encana Corporation (the “Corporation”) voted on: (1) 10 nominated directors to be elected to the Corporation’s board (the “Board”) to serve until the close of the Corporation’s next annual meeting of shareholders or until their successors are elected or appointed; (2) the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders; (3) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say-on-Pay vote”); and (4) an advisory vote on the frequency of Say-on-Pay votes. The proposals are further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 23, 2017 (the “Proxy Statement”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1.	Election of Directors

The following individuals were elected to the Board:

Name of Nominee	Votes For	Percent	Votes Withheld	Percent	Broker Non-Votes

Peter A. Dea	535,096,388	99.12%	4,761,912	0.88%	50,377,962

Fred J. Fowler	526,182,537	97.47%	13,675,763	2.53%	50,377,962

Howard J. Mayson	536,778,320	99.43%	3,079,980	0.57%	50,377,962

Lee A. McIntire	524,559,330	97.17%	15,298,970	2.83%	50,377,962

Margaret A. McKenzie	523,577,985	96.98%	16,280,435	3.02%	50,377,842

Suzanne P. Nimocks	524,412,409	97.14%	15,445,679	2.86%	50,378,174

Brian G. Shaw	536,984,231	99.47%	2,873,737	0.53%	50,378,294

Douglas J. Suttles	537,166,485	99.50%	2,691,815	0.50%	50,377,962

Bruce G. Waterman	524,983,845	97.24%	14,874,123	2.76%	50,378,294

Clayton H. Woitas	526,447,416	97.52%	13,410,552	2.48%	50,378,294

2.	Appoint PricewaterhouseCoopers LLP as Independent Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders.

Votes For	Percent	Votes Withheld	Percent	Broker Non-Votes

585,416,416	99.18%	4,819,846	0.82%	n/a

3.	Advisory Vote to Approve Compensation of Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Percent	Votes Against	Percent	Broker Non-Votes

334,917,382	62.04%	204,943,899	37.96%	50,374,981

4.	Advisory Vote on Frequency of Say-on Pay-Votes

The shareholders approved, on a non-binding advisory basis, an annual frequency of Say-on-Pay votes.

Votes for One Year	Percent	Votes for Two Years	Percent	Votes for Three Years	Percent	Abstentions	Percent	Broker Non-Votes

500,125,146	98.50%	1,290,001	0.25%	5,573,136	1.10%	721,087	0.15%	82,526,892

ITEM 8.01 Other	Events.

On May 2, 2017, the Corporation issued a news release announcing the election of directors voting results from the 2017 Annual Meeting of Shareholders. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1     News Release dated May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2017

ENCANA CORPORATION
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 2, 2017.